UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Dillard's Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M35021-P09081 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. DILLARD'S, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2011. DILLARD'S, INC. POST OFFICE BOX 486 LITTLE ROCK, AR 72203 Meeting Information Meeting Type: Annual Meeting For holders as of: March 29, 2011 Date: May 21, 2011 Time: 9:30 AM Location: Company's Corporate Office 1600 Cantrell Road Little Rock, Arkansas See the reverse side of this notice to obtain proxy materials and voting instructions.

M35022-P09081 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. You may vote until 11:59 pm Eastern Time on May 18, 2011 for all shares related to the 401(k) Plan. All other shares may vote until 11:59 pm on May 20, 2011. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. The properly executed proxy card must be received by May 18, 2011 by the Tabulator for all shares related to the 401(k) Plan and by May 20, 2011 for all other shares. . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2011 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: . XXXX XXXX XXXX . XXXX XXXX XXXX

Voting Items M35023-P09081 1a. R. Brad Martin 1. ELECTION OF DIRECTORS Class A Nominees: The Board of Directors of the Company recommends voting FOR each of the nominees listed above. 2. ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS. The Board of Directors of the Company recommends voting FOR this proposal 3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS. The Board of Directors of the Company recommends voting for THREE YEARS on this proposal 4. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any postponement or adjournment thereof. 1d. Nick White 1c. J.C. Watts, Jr. 1b. Frank R. Mori

Voting Items M35024-P09081 Class B Nominees: The Board of Directors of the Company recommends voting FOR each of the nominees listed above. 2. ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS. The Board of Directors of the Company recommends voting FOR this proposal 3. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS. The Board of Directors of the Company recommends voting for THREE YEARS on this proposal 4. In their discretion, the proxies are authorized to consider and act upon such other business as may properly come before the meeting or any postponement or adjournment thereof. 1. ELECTION OF DIRECTORS 1h. Warren A. Stephens 1g. Drue Matheny 1f. H. Lee Hastings, III 1e. James I. Freeman 1d. William Dillard II 1c. Mike Dillard 1b. Alex Dillard 1a. Robert C. Connor

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